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                                 CHIRON CORPORATION
           NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION


Chiron Corporation
4560 Horton Street
Emeryville, CA  94608
ID:  94-2754624

NAME                               Option Number: xxxxxx
ADDRESS                                 Plan:            1991
                                   ID:        xxxxxxxxx

     You have been granted a(n) Non-qualified Stock Option to buy _____ shares of Chiron Corporation stock at $_______ per share, effective as of ________, ____ (the "Option Grant Date").

     Your shares become exercisable as follows:
          _____ shares vest on ________, ____
          _____ shares will vest yearly thereafter with full vest on ________,
____

     This Option will expire ten years from the option date above.

     This Option shall become exercisable in accordance with the above-described schedule. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Board Service. In no event may this Option be exercised for any fractional shares.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Chiron Corporation 1991 Stock Option Plan (the "Plan") governing Automatic Option Grants to non-employee directors. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the 1997-1 Form Automatic Stock Option Agreement. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

     REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

     NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or in the 1997-1 Form Automatic Stock Option Agreement or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

     DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the 1997-1 Form Automatic Stock Option Agreement.


DATED: _______________, ____        CHIRON CORPORATION

                              By:
                                    ------------------------------------------
                              Title:    President and Chief Executive Officer
                                    ------------------------------------------



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                                     EXHIBIT A

                                 CHIRON CORPORATION
                    1997-1 FORM AUTOMATIC STOCK OPTION AGREEMENT


A.   MANNER OF EXERCISING OPTION.

     1. This Option is exercisable by delivering notice in such form and to such person as the Corporation may designate. The exercise date will be the date that this notice is delivered ("Exercise Date").

     2. Upon exercise, the Optionee must deliver to the Corporation full payment of the Exercise Price in one or more of the following forms: cash, shares of Common Stock of the Corporation held by the Option holder for the requisite period to avoid a charge to the Corporation's earnings and valued as of the Exercise Date, or delivery in a manner approved by the Corporation of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Exercise Price.

     3. In order to assist the Optionee in the acquisition of shares of Common Stock pursuant to this Agreement, the Committee may (but is not required to) authorize, under such terms and conditions as it may determine, the extension of a loan to Optionee from the Corporation, the payment by Optionee of the Exercise Price in installments, or a guarantee by the Corporation of a loan obtained by Optionee from a third party.

     4. The Option holder will furnish to the Corporation such documentation as the Corporation may request to verify that the Optionee has the right to exercise this Option.

     5. For purposes of this Option, the Fair Market Value of a share of Common Stock on any relevant date will be determined in accordance with the following provisions:

          a. If the Common Stock is not at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the average between the reported high price and the reported low price on the date in question of one share of Common Stock in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system.

          b. If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value will be the average between the reported high price and the reported low price on the date in question of one share of Common Stock on the stock exchange that is the primary market for the stock, as such prices are officially quoted on such exchange.

          c. If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, if the Committee determines that neither subparagraph (i) nor subparagraph (ii) above reflects Fair Market Value) then the Fair Market Value will be determined by the Committee after taking into account such factors as the Committee deems appropriate.

B. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in the Notice of Grant shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

     1. Should Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while this option is outstanding, then the period for exercising this option shall be limited to a three (3)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) in which Optionee is vested on the date of his or her cessation of Board service. Upon the EARLIER of (i) the expiration of such three (3)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

     2. Should Optionee die during the three (3)-month period following his or her cessation of Board service and hold this option, at the time of his or her death, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the EARLIER of (i) the expiration of the three (3)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date.

     3. Should Optionee cease service as a Board member by reason of death or Permanent Disability, then all Option Shares at the time subject to this option but not otherwise vested shall vest in full so that this option may be exercised for any or all of the Option Shares as fully vested shares of Common Stock at any time prior to the EARLIER of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Board service or (ii) the specified Expiration Date, whereupon this option shall terminate and cease to be outstanding.

     4. Upon Optionee's cessation of Board service for any reason other than death or Permanent Disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule or the special vesting acceleration provisions of Paragraph C below.


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C.   CHANGE IN CONTROL.

     1. In the event the Corporation or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Corporation by means of sale, merger, reorganization or liquidation then this Option, to the extent not previously exercised or terminated, will become exercisable, immediately prior to the consummation of such sale, merger, reorganization or liquidation with respect to the full number of shares of Common Stock purchasable under such option. However, no such acceleration of the Exercise Date will occur if the terms of the agreement require, as a prerequisite to consummation of any such sale, merger, reorganization or liquidation, that each such outstanding option will be either assumed by the successor corporation or the parent thereof or replaced with a comparable option to purchase shares of capital stock of the successor corporation or parent thereof. The determination of such comparability will be made by the Committee, and its determination will be final, binding and conclusive. Upon consummation of the sale, merger, reorganization or liquidation contemplated by the agreement, this Option, whether or not accelerated, will terminate and cease to be exercisable, unless assumed pursuant to a written agreement by the successor corporation or parent thereof.

     2. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

D. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

E. STOCKHOLDER RIGHTS. The holder of this Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

F. NONTRANSFERABILITY. This Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. The terms of this Option are binding upon the executors, administrators, successors and assigns of the Optionee.

G.   COMPLIANCE WITH LAWS AND REGULATIONS.

     1. The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

     2. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

H. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

I. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.